SHADOW STOCK FUND, INC.

                        Supplement dated May 27, 1999
                                    to
                      Prospectus dated October 31, 1998

                Management and Investment Counsel (page 12)

	Effective May 27, 1999, the Shadow Stock Fund, Inc. (the "Fund") manager is Anthony M. Maramarco, who is assisted in Fund management by Catherine Ryan. Mr. Maramarco's role will be to replace Roland W. Whitridge as co-manager. Mr. Maramarco is a Chartered Financial Analyst. He joined David L. Babson & Co. in 1996 and has over 18 years investment management experience. Ms. Ryan has been co-manager of the Fund since January 1999. She joined David L. Babson & Co. Inc. in 1996 and has 5 years of investment industry experience.